Exhibit 99.1

Executing Our Strategy “Expanding Our Reach” P EAPACK - G LADSTONE B ANK December 31, 2014 September 30, 2015

Peapack-Gladstone Financial Corporation

Statement Regarding Forward-Looking Information

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about Management's confidence and strategies and Management's expectations about new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as "expect", "look", "believe", "anticipate", "may", "will" or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; inability to manage our growth; inability to successfully integrate our expanded employee base; a continued or unexpected decline in the economy, in particular in our New Jersey and New York market areas; declines in value in our investment portfolio; higher than expected increases in our allowance for loan losses; higher than expected increases in loan losses or in the level of nonperforming loans; unexpected changes in interest rates; a continued or unexpected decline in real estate values within our market areas; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) subject us to additional regulatory oversight which may result in increased compliance costs; successful cyber-attacks against our IT infrastructure or that of our IT providers; higher than expected FDIC insurance premiums; adverse weather conditions; inability to successfully generate new business in new geographic markets; inability to execute upon new business initiatives; lack of liquidity to fund our various cash obligations; reduction in our lower-cost funding sources; our inability to adapt to technological changes; claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; and other unexpected material adverse changes in our operations or earnings.

A discussion of these and other factors that could affect our results is included in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2014. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

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A high - performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. 3 Vision Statement

• Wealth led, relationship - based commercial bank headquartered in “wealth belt” of New Jersey delivering private bank level service • 94 years in business • Strong leadership team • Growth Strategy – “Expanding Our Reach” – launched in Q1 2013 • Four Private Banking locations: Bedminster, Morristown, Princeton, Teaneck • 21 Branches in five affluent New Jersey counties: Somerset, Morris, Hunterdon, Union, Middlesex • Fully invested in the community • Douglas L. Kennedy, President & CEO, 36 years experience, previously with Capital One Bank/North Fork, Bank of America/Fleet, Summit Bank • John P. Babcock, President of Private Wealth Management, 35 years experience, previously with HSBC Private Bank, US Trust/Bank of America • Jeffrey J. Carfora, CPA, CFO, 35 years experience, previously with Penn Fed Financial Services, Carteret Bank, Marine Midland Bank, PricewaterhouseCoopers • Finn M. W. Caspersen, Jr., COO & General Counsel, 20 years experience, previously with Hale and Dorr, Merrill Lynch, Bencas Capital Company Profile 4

• Asset Growth / Loan Growth – 15 % to 20%+ asset growth and 20% to 25% loan growth for 2015. 12% to 17% asset growth and 15% to 20% loan growth annually thereafter . • Funding – Continued funding from diversified funding sources. A large portion of asset growth to be funded by deposits. • Loan Mix – Continued migration of loan production into Commercial & Industrial . 30 % C&I; 15% CRE; 40% Multifamily; 15% Residential/Consumer by 2017 . • EPS Growth – Single digit EPS growth in 2015, due to $50 million capital raise in Q4 2014. Double digit EPS growth annually thereafter. • Efficiency Ratio – Continued ongoing improvement, with a mid - 50’s range target for 2017 . • Return on Equity – Continued ongoing improvement, with a 10%+ run rate by end of 2017 . Financial Targets 5

6 Our Strategy is Delivering Positive Results (In Billions) 2.30 1.52 1.13 2.69 1.65 1.57 2.99 2.30 2.25 0.75 1.25 1.75 2.25 2.75 3.25 Wealth Division Assets Under Administration Total Deposits Total Loans 2012 2013 2014

Key Performance Metrics (Dollars in Millions) 7 2012 2013 2014 Private Wealth Management Fee Income $12.3 $13.8 $15.2 Assets Under Administration $2,304 $2,691 $2,987 Commercial Private Banking CRE Loans $258 $290 $308 Multifamily Loans $162 $542 $1,080 C&I Loans $125 $138 $315 Total Commercial Loans $545 $970 $1,703 Retail Private Banking Total Residential & Consumer Loans $588 $604 $547 Total Deposits $1,516 $1,647 $2,299 Capital Growth Net Income Available to Common Shareholders $9.2 $9.3 $14.9 Capital Raise (Gross) - $42 $50 Dividend Reinvestment Plan Purchases $0.6 $3.2 $7.4 Total Shareholders' Equity $122 $171 $242 Book Value Per Share $13.90 $14.79 $16.36

8 Balance Sheet / P&L Records YOY % Growth Total Assets $2.7 Billion + 37% Total Customer Deposits* $2.0 Billion + 21% Total Loans Closed $1.1 Billion + 38% Total Loans Outstanding $2.3 Billion + 43% Total Capital $242.3 Million + 42% Net Income $14.9 Million + 61% Wealth Management AUA $ 3.0 Billion + 11% 2014 A Year of Accomplishment *Excludes brokered CD's and brokered overnight Interest Bearing Checking Deposits

Great Execution Achieved Our Goal How We Are Using the Money • $50 million target • At - The - Market (ATM) process for cost effectiveness and efficiency • Attractive weighted average price ($18.01 per share) • Support growth for the foreseeable future • New institutional shareholders • Fund anticipated growth and expansion plans • P ursue strategic opportunities Capital Raised in 2014 to Support Continued Execution of Our Strategy 9 Strong Capital Position • Tier 1 Leverage Ratio: 9.11% (well capitalized standard 5%) • Total Risk Based Capital Ratio: 15.55% (well capitalized standard 10%) • Common Equity to Total Assets (GAAP Ratio): 8.96%

10 The Peapack - Gladstone Private Banking Model • Full service banking with every conversation central to helping clients create , accumulate , protect and eventually distribute their wealth • Deep understanding of our clients needs , goals and aspirations • It’s about them, not about us • Clients risk tolerance, time horizon, and other traditional variables are all considered • A Senior Private Banker leads a team to develop and deliver customized solutions • Unique and intimate client experience • As One Team , everyone in the bank helps deliver “The PGB Experience” “Big enough to meet your needs; Small enough to know your name.”

Private Banking 11

Starting/Growing Your Business Beginning Your Career Expanding Your Business Career Ascension Transitioning Your Business Executive Leadership Your Legacy PGB’s Life Cycle Approach To Private Banking CREATE ACCUMULATE PROTECT DISTRIBUTE 12

Our Private Banking Business Model is Built on PGB’s Time - Tested Principles 13 • Professionalism • Clients First • Compete to Win • Invested in Our Community • One Team

Our Private Banking Model Addresses a Number of Market Opportunities • We are known as the bank for the affluent and have an established core competency in wealth management • Favorable macro economic trends regarding wealth accumulation • The metro New York MSA has a plethora of these market opportunities • Our core competencies in wealth management, commercial banking, deposit solutions and providing exceptional client service position us well • A significant portion of the affluent and privately owned businesses are attracted to our business model - they are underserved by large bank competitors, and small banks lack the people and products to compete 14

Drive Sales Efforts and Revenue Generation Future Outlook • Aggressively introduce our wealth capabilities • Partner with Retail and Commercial • Wealth is at the forefront of every conversation 15 Core Strategies • Recruit additional proven Wealth Private Bankers • Team approach with a Wealth Private Banker acting as a lead point of contact • Lending integral to building wealth relationships • Consistently deliver “ The PGB Experience” • Open architecture investment platform • Enhanced analytical tools and capabilities • Improve the client experience • Increase our market awareness Vision • Proactively deliver advice - based solutions Private Wealth Management Leadership • John P. Babcock, President of Private Wealth Management, 35 years experience, previously with HSBC Private Bank, US Trust/Bank of America

16 Acquisition of Wealth Management Consultants LLC • Largely strategic driven: x Executive Leadership of Wealth Management Consultants (WMC) remains unchanged x Adds additional depth to our capability to provide expert advice x Augments our ability to deliver advice led wealth solutions x Provides an opportunity to offer a full bank relationship to the WMC client base • Financial implications: x Increases Assets Under Administration (AUA) by $450 million x Has minimal impact on tangible book value x E arnings neutral for year one and accretive to earnings thereafter

17 $2.0 $ 2.3 $ 2.7 $3.0 $3.5 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2011 2012 2013 2014 Pro-Forma* PGB Wealth Trends are Positive Assets Under Administration ($ Billions) *Includes pro - forma for Q1 results plus acquisition of Wealth Management Consultants, LLC

Continue CRE & Multifamily Focus Grow Commercial and Industrial Lending (C&I) Future Outlook • Lending efforts increasingly migrate to relationship - based • Multifamily concentration will be managed via participations sold • Typically floating rates of interest • Long - term relationships; clients tend to use multiple products; greater profitability • Seasoned professionals; all with proven track records from large bank competitors • Current pipeline is strong • ABL and SBA Lending capabilities • C&I goal of 30% of total loan portfolio by 2017 18 Core Strategies • Proactively deliver advice - based solutions including Wealth Advisory • Generate revenue holistically through deposits, wealth and treasury management • Private Banker acts as lead point of contact • Consistently deliver “ The PGB Experience” Commercial Private Banking Leadership • Vincent A. Spero, Head of Commercial Real Estate, 27 years experience, previously with Lakeland Bank, Commerce Bank, Citizens First National Bank • Eric H. Waser, Head of Commercial Banking, 25 years experience, previously with Citibank, Sovereign Bank, Fleet Boston Financial/Nat West Bank

19 Our Loan Composition has Evolved Residential Mortgage Loans Commercial Mortgages C & I 12/31/2012 12/31/2014 37% 52% 11% 62% 24% 14%

Our Asset Quality Remains Strong (In Thousands) 20 8,763 787 768 15,228 8,571 8,174 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 12/31/2012 12/31/2013 12/31/2014 Net Charge-Offs Non-Performing Assets

21 Past Due Loans are at Historic Lows 30 – 89 Days (In Thousands) 3,786 2,953 1,755 1,500 2,000 2,500 3,000 3,500 4,000 12/31/2012 12/31/2013 12/31/2014

42.8% 18.4% 17.1% 16.6% 12.6% 10.4% 8.0% 7.5% 7.4% - 26.8% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% PGC BCB Provident VLY Amboy Oritani Boiling Springs Lakeland Columbia Sun *Source: Stockton Financial Corp. NJ Commercial Banks >$1B, excludes mergers. Loan Growth – New Jersey Commercial Banks Year Ended 2014* 22

• Detailed Quarterly Monitoring • Semi - Annual Capital Stress Testing • Participations Sold • Strong Underwriting Standards: x Minimum 1.30x DSCR x Maximum 75% LTV • Geographic Diversity (See Next Slide) • High Quality Portfolio (See Next Slide) Multifamily Concentration Risk Management 23

• Geographic Diversity x New York: 46% x New Jersey: 43% x Pennsylvania: 11% x Top NY Markets (*Rent Regulated Market): Bronx, Manhattan, and Brooklyn x Top NJ Markets: Hudson, Essex, and Morris Counties x Top PA Markets: Philadelphia suburbs, Bucks County • High Quality Portfolio x Average LTV: 61% x Average Underwriting DSCR: 1.61X x Average Loan Size: $3.2MM x Average Building Size: 48 Units x Typical Loan Term: 5 Year Arm Multifamily Concentration Portfolio Attributes 24

Optimize Our Branch Network Enhance Our Sales/Service Culture Deepen Relationships • Culture of robust deposit generation • Qualified referrals • Leverage our Advisory Board and Community Ambassadors • Utilize Salesforce to manage sales efforts • Transition to an advice - based solutions • Intensified sales training • Employee empowerment • Consistently deliver “ The PGB Experience” • Wealth focused client conversations • A consultative approach • Enhanced product offerings • Private Banker acts as lead point of contact 25 • Cultivate utilization of alternative delivery channels • Adopt emerging technology Increased Efficiency Retail Private Banking • Anthony V. Bilotta, Jr, Head of Retail Banking & Marketing, 34 years experience, previously with Oritani Bank, New York Community Bank, Penn Federal Savings Bank, PNC, Hudson United Bank Leadership

36.4% 24.3% 22.3% 11.2% 6.2% 3.9% 3.4% 3.2% 1.4% - 12.6% -15.0% -5.0% 5.0% 15.0% 25.0% 35.0% 45.0% PGC VLY Oritani Provident BCB Columbia Amboy Lakeland Boiling Springs Sun *Source: Stockton Financial Corp. NJ Commercial Banks >$1B, excludes mergers . Deposit Growth – New Jersey Commercial Banks Year Ended 2014* 26

• We are fully invested in our community – this is one of the five core principles we live by • In 2014: x 200+ organizations supported x Over 1,500 hours of community service x Over $360K in charitable donations • We strive, and have programs in place, to make homeownership a reality for all • Recognized and awarded top honors for four consecutive years by NJBankers Association as part of its community service awards program Community Support 27

We Have Added Considerable Talent WEALTH COMMERCIAL RETAIL HSBC Morgan Sta nley Oritani Bank Wilmington Trust Bank of America Investors Bank BNY Mellon Citibank Provident/Team Capital Wells Fargo Hudson Valley Bank Fulton Bank Bank of America/U.S. Trust M & T Bank Bank of America Merrill Lynch Trust Co. TD Bank Wells Fargo Wells Fargo JP Morgan Chase Capital One PNC Bank Key Bank Sovereign Bank Sovereign Bank Valley National Bank 28

29 As We Invest to Grow Revenue, We Are Responsibly Managing Our Costs Efficiency Ratio Trend 71.4% 80.7% 78.8% 75.6% 70.1% 67.4% 66.6% 66.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0%

30 33 49 15 20 25 30 35 40 45 50 55 60 12/31/2012 12/31/2014 Net Income/Employee (In Thousands) Efficiency is Delivering Positive Operating Leverage and Improved Profitability 48% 249 290 225 230 235 240 245 250 255 260 265 270 275 280 285 290 12/31/2012 12/31/2014 Revenue/Employee (In Thousands) 16%

77% 17% 5% <1% <1% NII before Provision for LL - 77% Wealth Fee Income - 17% Fees & Other Income - 5% Gain on Sale of Loans (Mortgage Banking) - <1% Gain on Sale of Securities - <1% Revenue equals Net Interest Income before Provision for Loan Losses plus all other income We Have An Enviable Revenue Mix Year End 12/31/2014 31

Safety and Soundness • Superior credit risk oversight • Strong policies and procedures and best practices in governance • Forward looking perspective of emerging risks Enterprise Risk Management Foundational Excellence Communication Promote Strong Risk Culture Leadership • Strong internal committee structure • Strong Board oversight with a dedicated Board Risk Committee chaired by a Board Member with an extensive risk background • Everybody is a “risk manager” • Bank’s Risk Appetite Statement is a guard rail premised on our Core Principles • Karen A. Rockoff, Chief Risk Officer, 34 years experience, previously with Morgan Stanley, Nomura Securities, Republic National Bank, Security Pacific Bank • Kevin Runyon, Head of IT, 34 years experience previously with United Computer, OceanFirst Bank, Corestates Bank, National State Bank of Elizabeth • Lisa P. Chalkan, Chief Credit Officer, 29 years experience, previously with Capital One Bank, Bank of America/Fleet Boston, HSBC Bank USA/HSBC Securities • Maureen E. Hemhauser, Chief Compliance Officer, 25 years experience, previously with FIS Global, FDIC • Loretta A. Moylan, Chief Underwriting Officer, 26 years experience, previously with Bank of America/Fleet/Nat West Bank 32

Peapack-Gladstone Financial Corporation

We Are Actively Managing Our Balance Sheet

Liquidity	• Standby liquidity with the Federal Home Loan Bank is managed to optimize capacity. At year-end, $670 million undrawn • In addition, an investment securities portfolio with $265 million is available
Interest Rate Risk	• Interest rate shock simulation results for Net Interest Income and Economic Value of Equity monitored by ALCO and the Board of Directors • Performance standards for simulation results consistent with the recent OCC survey findings of 1,400 community banks • Comprehensive duration management encompasses the entire balance sheet
Capital	• $92 million in additions realized in two successful capital raises in 13-months • Continuous equity is provided by a popular Dividend Reinvestment Program • Capital ratios are managed to consistently exceed regulatory minimums for a well-capitalized bank (even before the equity raises) • Regular capital stress testing
Leadership	• Jeffrey J. Carfora, CPA, CFO, 35 years experience, previously with Penn Fed Financial Services, Carteret Bank, Marine Midland Bank, PricewaterhouseCoopers • Mary M. Russell, CPA, Comptroller, 29 years experience, previously with United Trust, Nisivoccia LLP, CPAs • Jan C. Barkley, Director of ALM, 30+ years experience, previously with MetLife Bank, Morgan Stanley, Nomura Securities

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Retail, from branches and mobile • Demand deposits, money markets and CD’s Business • Operating accounts and business money market • Treasury Services platform to support client defined requirements Wealth clients • Deposit solutions as part of comprehensive wealth management platform Reciprocal insured deposits • In partnership with a third party provider, FDIC insured accounts up to $22 million for business, retail and wealth accounts. • Reported as a brokered deposit pursuant to regulatory specifications. However, we consider these deposits to be in - market customer deposits, as distinguished from traditional out - of - market brokered deposits, since they originate from our customers . Diversified Funding Sources 34

Brokered • Long dated (up to 10 years) time deposits for interest rate risk management; tenors not available from retail sources • Money market, provided by the reciprocal deposit partner, from conduit pools; provides supplemental liquidity and a basis for efficient swaps for interest rate risk management Listing Service Time Deposits • Multiple service providers to access the listing service time deposit market; long dated time deposits from a diverse set of institutional counterparties; supports interest rate risk management Secured funding • Federal Home Loan Bank – Sufficient collateral pledged to qualify for maximum capacity (30% of assets); used for term borrowing for interest rate risk management and short term funding as needed. • Federal Reserve Bank – Over $100 million of collateral pledged to cover daylight over - draft capacity and late day intermittent borrowing, as needed. Diversified Funding Sources 35

• Manage to shorter duration / adjustable rate assets • Created a loan participation program • Core deposit relationships • Focus CDs on medium to longer term • Disciplined interest rate SWAP program to extend liability duration (cash flow hedges) • Offer loan level interest rate SWAP product to select clients; the effect shortens asset duration (fair value hedges) • In an immediate and sustained 100 basis point increase in market rates at 09/30/2015, net interest income for year 1 would decline approximately 1.9%, when compared to a flat interest rate scenario. In year 2, this sensitivity improves to an increase of 1.4%, when compared to a flat interest rate scenario. The sensitivity is positive for year 2 and beyond. Elements of Interest Rate Risk Management 36

People Market Growth and Profitability • Very talented team with ties to the market place • High levels of motivation and engagement • Act as a single team • Operate in three of the top ten most affluent counties nationwide • New York MSA offers considerable opportunity • Large and small banks underserving the wealth related needs in this market • Improved operating leverage has begun to deliver positive earnings momentum • People , products, market - depth and superior delivery ensure future growth • Ample market opportunities • Nimble and flexible What is Compelling About Our Company 37 Unique Business Model • Holistic, advice - led approach • Private Banker acts as a lead point of contact • “Brand of One” • Best in class approach to Enterprise Risk and Balance Sheet Management • Excellent leadership team • Superior governance • Will lead to long term value creation Serious Approach to Risk Management

Select Financial Highlights Q3 2015 P EAPACK - G LADSTONE B ANK

39 Earnings Net Income (In Millions) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Q3 2014 Q2 2015 Q3 2015 $5.38 $5.24 $3.86

40 Earnings Diluted Earnings Per Share $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q3 2014 Q2 2015 Q3 2015 $0.35 $0.34 $0.32 Shares Outstanding for Diluted EPS Q3 2015: 15,435,939 Q2 2015: 15,233,151 Q3 2014: 11,956,356

41 Earnings Net Interest Income (In Millions) $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 $17.0 $19.0 $21.0 $23.0 Q3 2014 Q2 2015 Q3 2015 $20.3 $21.7 $17.0

42 Earnings Wealth Division Fee Income (In Millions) $3.00 $3.20 $3.40 $3.60 $3.80 $4.00 $4.20 $4.40 $4.60 Q3 2014 Q2 2015* Q3 2015 $4.53 $4.17 $3.66 *Q2 2015 includes $399K of fees related to tax return preparation, which is seasonal to that quarter.

43 Delivering Operating Efficiencies Efficiency Ratio* 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 70.0% Q3 2014 Q2 2015 Q3 2015 *Calculated as (total operating expenses excluding provision for losses on REO) as a percentage of (total revenue less gain on sale of securities). 66.6% 61.0% 61.1%

44 Loans (In Billions) $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 $2.80 $3.00 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $2.25 $2.74 $2.04 $2.44 $2.86

45 Customer Deposits (In Billions)* $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 $2.80 $3.00 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $1.98 $2.15 $1.93 *Excludes brokered CDs and Brokered Overnight Interest Bearing Checking Deposits. $2.28 $2.55

46 Wealth Division Assets Under Administration (In Billions)* $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q3 2014 Q4 2014 Q1 2015 Q2 2015* Q3 2015* $3.0 $3.4 $2.9 $3.1 *Includes acquisition of Wealth Management Consultants, LLC in May 2015 $3.3

47 Asset Quality Non - Performing Assets Ratio 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 0.30% 0.39% 0.26% 0.26% 0.24%

48 Capital Position Tier I Leverage (Regulatory Tangible Capital) 7.00% 7.50% 8.00% 8.50% 9.00% 9.50% 10.00% Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 9.11% 7.57% 8.48% Regulatory Well Capitalized Standard 5.00% 8.80% 8.10%

49 Book Value Per Share $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 $15.80 $16.36 $16.61 $17.02 $17.33